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                                                                   Exhibit 10.29

                              FIRST AMENDMENT TO
                           EQUIPMENT LEASE AGREEMENT
                           -------------------------

          THIS FIRST AMENDMENT TO EQUIPMENT LEASE AGREEMENT ("First Amendment") is made this 8th day of December, 1997, by and between SELECT CAPITAL CORPORATION, a Pennsylvania corporation ("Lessor"), and SELECT MEDICAL CORPORATION, a Delaware corporation ("Lessee").

                                  BACKGROUND:

     A. Lessor and Lessee are parties to that certain Equipment Lease Agreement dated as of April 1, 1997 (the "Lease"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

     B. Lessor and Lessee now desire to amend the Lease as hereinafter set forth.

           NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Effective January 1, 1998, the copier identified on Exhibit "A" attached to the Lease as having been purchased on November 20, 1996 at a cost of $8,795.00 shall be deemed to have been deleted from Exhibit "A" and shall thereafter be excluded from the definition of Equipment.

          2. Effective January 1, 1998 and continuing thereafter for the remainder of the Term of the Lease, the annual aggregate amount of Rent shall be Sixty Thousand Four Hundred Sixty-Six and 20/100 Dollars ($60,466.20), payable in equal monthly installments of Five Thousand Thirty-Eight and 85/100 Dollars ($5,038.85).

          3. All other terms and conditions contained in the Lease and not amended hereby remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

                              SELECT CAPITAL CORPORATION,
                              a Pennsylvania corporation

                              By:   /s/ Michael E. Salerno
                                  --------------------------------------
                                    Michael E. Salerno, Vice President


                              SELECT CAPITAL CORPORATION,
                              a Delaware corporation

                              By:   /s/ Scott A. Romberger
                                 -------------------------------------
                                    Scott A. Romberger, Vice President